Exhibit 10.5.16

The Gale Company Real Estate Investment&Services Corporate Headquarters 100 Campus Drive Suite 200 Florham Park NJ 07932 Tel: 973.301.9500 Fax: 973.245.3614
February 24, 2004
Lynn A. Siverd
Vice President and Chief Privacy Officer
Harris Interactive, Inc.
135 Corporate Woods
Rochester, New York 14623-1457

RE:	Tenant	-	Harris Interactive, Inc.
	Premises	-	33,675 rentable square feet
	Building	-	5 Independence Way, Princeton, New Jersey
Dear Lynn:
     In connection with the above-referenced matter, I am pleased to enclose for your files two (2) fully executed original counterparts of the Eighth Amendment of Lease and Partial Surrender Agreement dated February 20, 2004
     We thank you for your cooperation in successfully consummating this transaction and look forward to serving your real estate needs in a manner that exceeds all expectations.
     If you have any questions or comments with regard to the foregoing, do not hesitate to contact me.

Very truly yours,
/s/ Marc Ripp
Marc Ripp
Counsel

FLORHAM PARK NJ      PRINCETON NJ       NEW YORK NY      BOSTON MA      IRVINE CA       LONDON UK

     EIGHTH AMENDMENT OF LEASE AND PARTIAL SURRENDER AGREEMENT
     THIS EIGHTH AMENDMENT OF LEASE AND PARTIAL SURRENDER AGREEMENT (this “Agreement”) dated as of the 20th day of February, 2004, between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o PW/MS Management Co., Inc., The Gale Company, LLC, Park Avenue at Morris County, 100 Campus Drive, Florham Park, New Jersey 07932-1007 (“Landlord”) and HARRIS INTERACTIVE, INC., a Delaware corporation, having an address at 135 Corporate Woods, Rochester, New York 14623-1457 (“Tenant”).
WITNESSETH:
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in- interest to Landlord, and Total Research Corporation, predecessor-in-interest to Tenant, heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987, November 27, 1990, December 27, 1995, December 12, 1996, February 19, 1998, June 15, 1998, September 28, 1999, January 17, 2000 and December 15, 2000 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion of the building commonly known as 5 Independence Way, Princeton, New Jersey;
     B. Tenant desires to (i) surrender to Landlord a portion of the Demised Premises, as shown on Exhibit A attached hereto (the “Surrender Premises”), and (ii) remain obligated under the Lease for the balance of the Demised Premises, as shown on Exhibit B attached hereto (the “Retained Premises”);
     C. Landlord is willing to accept Tenant’s surrender of the Surrender Premises, subject, however, to the terms and conditions contained herein;
     D. The term of the Lease with respect to the Demised Premises, excluding the Growth Space (as defined in the Sixth Amendment of Lease dated as of September 28, 1999) , is set to expire on July 31, 2006 and the term of the Lease with respect to the Growth Space is set to expire on May 31, 2004; and
     E. Landlord and Tenant desire to extend the Term of the Lease with respect to the Retained Premises, excluding the Growth Space, so that its scheduled expiration date is February

28, 2011, subject, however, to the terms and conditions contained herein.
     NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto agree as follows:
     1. Defined Terms. All terms contained in this Agreement that are defined in the Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. Surrender. (a) Subject to the provisions of this Agreement, the Lease and the term and estate granted thereunder with respect to the Surrender Premises shall terminate and expire as of January 31, 2004 (the “Surrender Date”), as fully and completely as if the Surrender Date were the date originally fixed in the Lease as the Termination Date with respect to the Surrender Premises, and Tenant shall surrender the Surrender Premises on the Surrender Date to Landlord as fully and completely as if the Surrender Date were the date originally fixed in the Lease as the Termination Date with respect to the Surrender Premises, and Landlord shall accept the Surrender Premises on the Surrender Date, to have and to hold the same for the unexpired residue of the term of the Lease. After the Surrender Date, Tenant shall have no further rights, obligations or liabilities of any kind or nature under the Lease with respect to the Surrender Premises, except as expressly provided in this Agreement.
          (b) On or before the Surrender Date, Tenant shall, with respect to the Surrender Premises, comply with all of the terms and conditions of the Lease which are applicable to the surrender and termination of the Lease, including, but not limited to, the provisions of Article 21 of the Lease. In the event that Tenant fails to surrender the Surrender Premises to Landlord on the Surrender Date in accordance with the terms of this Agreement, then Tenant’s occupancy of the Surrender Premises shall be deemed a holdover tenancy for the period commencing on the Surrender Date to and including the date on which Tenant surrenders the Surrender Premises to Landlord in accordance with the terms of this Agreement and such occupancy shall be subject to the terms of Paragraph 55 of the Lease. Landlord acknowledges that the condition of the Surrender Premises, as of the date of this Agreement, satisfies the requirements of Article 21 of the Lease and Landlord accepts the Surrender Premises in their “AS IS” physical condition as of the date of this Agreement.

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          (c) Effective as of the Surrender Date, the term “Demised Premises” as used in the Lease, shall be deemed to mean and consist of the Retained Premises and the Demised Premises shall be deemed to consist of 33,675 rentable square feet.
     3. Extension of Term. (a) The term of the Lease with respect to the Retained Premises, excluding the Growth Space, is hereby extended so that the Termination Date shall be February 28, 2011. Landlord and Tenant acknowledge and agree that the term of the Lease with respect to the Growth Space shall expire on May 31, 2004, as set forth in the Sixth Amendment of Lease.
          (b) During the term of the Lease, as extended hereby, Tenant shall continue to perform all of its obligations under the Lease, as amended hereby, including, without limitation, the payment of Minimum Rent, Adjusted Minimum Rent, costs of electricity and all other charges under the Lease, as amended hereby.
     4. Minimum Rent. (a) Without limiting Tenant’s obligation to pay Minimum Rent in accordance with the terms of the Lease prior to the Surrender Date, effective as of the Surrender Date, the Lease is hereby amended to provided that Tenant shall pay to Landlord Minimum Rent in the following amounts:

Time Period	Monthly Minimum Rent	Annual Minimum Rent
2/1/2004 to 5/31/2004	$70,118.23	$841,418.70
6/1/2004 to 7/31/2006	$60, 650.00	$727,800.00
8/1/2006 to 1/31/2009	$61,863.00	$742,356.00
2/1/2009 to 2/28/2011	$65,502.00	$786,024.00
          (b) Notwithstanding anything to the contrary contained in subparagraph (a), provided Tenant is not in default under the Lease, as amended hereby, as of the Surrender Date, Tenant shall be entitled to a credit in the amount of $9,319.48 against the next monthly installment of Minimum Rent due after the Surrender Date. If Tenant is in default beyond the expiration of any applicable cure or grace period under the Lease, as amended hereby, as of the Surrender Date, then Tenant shall have no right to any rent credit pursuant to this subparagraph (b).

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     5. Adjusted Minimum Rent. (a) During the term of the Lease, as extended hereby, Tenant shall pay Adjusted Minimum Rent and all other sums due under the Lease, as amended hereby.
          (b) The term “Occupancy Percentage” as used in the Lease shall mean (i) 29.74%, during the period commencing on the Surrender Date and ending on May 31, 2004, inclusive; and (ii) 25.70%, effective as of June 1, 2004.
          (c) Effective as of the Surrender Date, for purposes of computing Adjusted Minimum Rent with respect to the Retained Premises, excluding the Growth Space, after the Surrender date, the terms “First Tax Year” and “First Operating Year” shall each mean the calendar year ending December 31, 2004. For purposes of calculating Adjusted Minimum Rent with respect to the Growth Space, the terms “First Tax Year” and “First Operating Year” shall not be amended hereby and shall continue to have their respective meanings as in effect prior to the date of this Agreement.
          (d) Nothing in this Agreement shall be construed to affect Tenant’s obligation to reimburse Landlord for increases in Taxes and Building Operating Costs with respect to the Surrender Premises for the period up to and including the Surrender Date based upon a reconciliation of same by Landlord after the Surrender Date, pursuant to the terms of the Lease.
     6. Condition of Demised Premises.
          (a) Tenant acknowledges that it is in occupancy of the Retained Premises and hereby accepts the Retained Premises in their “AS IS” physical condition and state of repair as of the Surrender Date, subject, however, to the terms of this Paragraph 6. Landlord shall have no obligation to do any work, perform any services or grant any construction allowances in connection with this Agreement or the extension of the term of the Lease, except as set forth in this Paragraph 6.
           (b) Within sixty (60) days after the date of this Agreement, Landlord shall shampoo the carpets in the Retained Premises (“Landlord’s Work”). After Landlord commences Landlord’s Work, Landlord shall complete Landlord’s Work in a reasonably diligent manner. Tenant shall cooperate with Landlord in connection with Landlord’s Work, including, without limitation, moving, at Tenant’s cost and expense, such employees, personal property and trade fixtures in the Retained Premises as Landlord may reasonably request. Tenant

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acknowledges and agrees that the performance of Landlord’s Work may result in inconvenience to Tenant and agrees that Landlord’s Work and the resulting inconvenience shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement of Minimum Rent or Adjusted Minimum Rent, or relieve Tenant from any of its obligations under the Lease, as amended hereby, or impose any liability upon Landlord or its agents.
          (c) Landlord shall reimburse Tenant in an amount equal to the lesser of (i) Tenant’s out-of-pocket expenses actually paid in connection with painting the Retained Premises, or (ii) $10,000.00 (such lesser amount being referred to herein as the “Painting Allowance”) . Provided Tenant is not in default beyond the expiration of any applicable cure or grace period under the Lease (as amended hereby) , Landlord shall pay the Painting Allowance to Tenant within fifteen (15) days after Tenant submits to Landlord invoices evidencing Tenant’s out-of-pocket expenses actually paid in connection with painting the Retained Premises.
     7. Parking. Effective as of the Surrender Date, Paragraph 43.1 of the Lease is hereby amended to provide that Tenant’s Allotted Parking shall be reduced to (a) 118 spaces during the period commencing on the Surrender Date and ending on May 31, 2004, inclusive; and (b) 102 spaces effective as of June 1, 2004.
     8. Security Deposit. Landlord hereby agrees that as of the date of this Agreement, the amount required as security under the Lease shall be reduced to $88,600.00; provided, however, that there shall be no reduction as of the date of this Agreement if Tenant is in default beyond the expiration of any applicable cure or grace period under the Lease, as amended hereby, as of the date of this Agreement; and provided, further, the amount of security required under the Lease shall never be less than $88,600.00. In the event that Tenant is in default beyond the expiration of any applicable cure or grace period under the Lease, as amended hereby, as of the date of this Agreement, then the security deposit shall not be reduced by the scheduled amount, and said reduction shall be deemed forever waived even though the default in question is subsequently cured. For the purposes hereof, the term “security” or “security deposit” shall mean the amount of security required under the Lease, as amended hereby, as of the date in question.

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     9. Landlord’s Notice Address. (a) Effective as of the date of this Agreement, Landlord’s address for notices as set forth in Paragraph 57 of the Lease shall be:
5 Independence Way Associates
c/o PW/MS Management Co., Inc.
The Gale Company, LLC
Park Avenue at Morris County
100 Campus Drive
Florham Park, New Jersey 07932-1007
With a copy to:
Marc Leonard Ripp, Esq.
General Counsel
The Gale Company, LLC
Park Avenue at Morris County
100 Campus Drive
Florham Park, New Jersey 07932-1007
     (b) Effective as of the date of this Agreement, Tenant’s address for notices as set forth in Paragraph 57 of the Lease shall be:
Bruce Newman
Chief Financial Officer
Harris Interactive, Inc.
60 Corporate Woods
Rochester, New York 14623-1457
With a copy to:
Gregory W. Lane, Esq.
Harris Beach LLP
99 Garnsey Road
Pittsford, New York 14534
     10. Overtime HVAC. The first sentence of Paragraph 39.2 of the Lease is hereby supplemented and amended to provide that, with regard to any after-hours air conditioning, ventilation or heating: (a) supplied at any time between October 1 and March 31 to all or any part of the Retained Premises after the date of this Agreement, Tenant shall pay to Landlord, as additional rent and upon Landlord’s demand, a sum equal to $55.00 per hour (subject to the last two (2) sentences of Paragraph 39.2 of the Lease), and (b) supplied at any time between April 1 and September 30 to all or any part of the Retained Premises on or

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after the date of this Agreement, Tenant shall pay to Landlord, as additional rent and upon Landlord’s demand, a sum equal to $75.00 per hour (subject to the last two (2) sentences of Paragraph 39.2 of the Lease) . The charges for after-hours air-conditioning, ventilation or heating set forth in this Paragraph 10 remain subject to the provisions of Paragraph 19 of the Sixth Amendment of Lease dated as of September 28, 1999.
     11. Ratification. Except as expressly amended by this Agreement, the Lease, and all terms, covenants and conditions thereof, shall remain in full force and effect and is hereby in all respects ratified and confirmed.
     12. Brokers. Tenant hereby represents and warrants to Landlord that Tenant has not dealt with any broker, agent or finder in connection with this Agreement other than Triad Properties LLC (the “Broker”). Tenant shall indemnify and hold the Landlord harmless from and against any claim or claims for brokerage or other commissions or fees asserted by any broker, agent or finder, other than the Broker, claiming to have dealt with such party in connection with this Agreement. This provision shall survive the Surrender Date and the expiration or earlier termination of the Lease.
     13. Merger. All prior oral or written understandings and agreements between the parties with respect to the subject matter of this Agreement are merged into this Agreement, which alone fully and completely expresses the agreement of the parties.
     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes.
     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.
     16. Non-Binding Draft. The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this paragraph is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have

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any rights with respect hereto, unless and until Landlord shall execute and accept this document.
     17. No Default. Tenant hereby agrees that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of Landlord under the Lease, as amended hereby.
     18. Corporate Authority. Tenant represents that the undersigned corporate officer of the Tenant corporation has been duly authorized on behalf of the Tenant corporation to enter into this Agreement in accordance with the terms, covenants and conditions set forth herein, and upon Landlord’s request, Tenant shall deliver evidence, in form and substance satisfactory to Landlord, to the foregoing effect.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

Signed and delivered

WITNESSED BY:	LANDLORD:

5 INDEPENDENCE ASSOCIATES
LIMITED PARTNERSHIP

	By:	PW/MS OP SUB I, LLC
		By:	The Gale Real Estate
Advisors Company, LLC

/s/ Marc Leonard Ripp, Esq.	By:	/s/ Mark Yeager

Marc Leonard Ripp, Esq.		Name: Mark Yeager
Title: President

ATTESTED BY:	AGENT FOR LANDLORD:

PW/MS MANAGEMENT CO., INC.

/s/ Marc Leonard Ripp, Esq.	By:	/s/ Mark Yeager

Marc Leonard Ripp, Esq.		Name: Mark Yeager
Corporate Secretary		Title : President

APPLY CORPORATE SEAL HERE

ATTESTED BY:	TENANT:

HARRIS INTERACTIVE, INC,

/s/ Bruce A Newman	By:	/s/ Lynn A. Siverd

Name : Bruce A Newman		Name: Lynn A. Siverd
(Please Print)		(Please Print)

Title: Corporate Secretary		Title: VP. Chief Privacy Officer

APPLY CORPORATE SEAL HERE		(Please Print)

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EXHIBIT A
SURRENDER PREMISES

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Surrender Premises
SECOND FLOOR PLAN
5 INDEPENDENCE WAY
PRINCETON, NJ

EXHIBIT B
RETAINED PREMISES

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RETAINED PRE
FOURTH FLOOR PLAN
5 INDEPENDENCE WAY
PRINCETON, NJ

SEVENTH AMENDMENT OF LEASE
     This SEVENTH AMENDMENT OF LEASE is made as of the 15th day of December, 2000 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o P/W Management Co., Inc., c/o Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 (hereinafter called “Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
WITNESSETH:
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987, November 27, 1990, December 27, 1995, December 12, 1996, February 19, 1998, June 15, 1998, September 28, 1999 and January 17, 2000 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”); and
     B. Tenant is desirous of (i) reducing the size of the Demised Premises by surrendering 9,702 rentable square feet (“Surrender Space”) on the second (2nd) floor of the Building, as illustrated on Schedule A attached hereto and made a part hereof and (ii) extending the term with respect to 4,563 rentable square feet (“Growth Space”) on the first (1st) floor of the

Building, as illustrated on Schedule B attached hereto and made a part hereof, so that it expires on May 31, 2004 (“Growth Space Termination Date”).
     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:
     1. DEFINED TERMS. Except as specifically provided otherwise in this Seventh Amendment of Lease, all defined terms contained in this Seventh Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. SURRENDER SPACE. The“ Ruested Surrender Date” is herein defined as December 31, 2000. Tenant shall deliver possession of the Surrender Space to Landlord by the Requested Surrender Date in the same physical condition and state of repair that would apply to the Surrender Space as if the Requested Surrender Date were the Termination Date with respect thereto. The earliest date after the Requested Surrender Date by when Tenant has delivered to Landlord the Surrender Space in the physical condition and state of repair as required hereunder is hereinafter called the“ Actual Surrender Date”. If the Actual Surrender Date fails to occur by the Requested Surrender Date, then Tenant shall be deemed a holdover tenant for the Surrender Space and shall be liable to Landlord under Article 55 of the Lease as if December 31, 2000 were the Termination Date with respect to the Surrender Space. As of the Actual Surrender Date, Exhibit A (Rental Plan) to the Lease shall be deemed to have excluded therefrom the Surrender Space. Nothing in this Paragraph shall be deemed to constitute a release or discharge of Tenant with respect to any outstanding and unsatisfied obligation or liability, whether unbilled or calculated, accrued or incurred under the Lease, such as, but not limited to, Minimum Rent, Adjusted Minimum Rent, additional rent and other charges payable by Tenant in connection with the Surrender Space for the period up to and including January 15, 2001.

Tenant shall not have any legal or equitable right or interest in or to the Surrender Space after the Requested Surrender Date. As of the date hereof, Tenant hereby releases Landlord from and against all claims, demands, liabilities, costs and expenses arising out of the Lease in connection with the Surrender Space which Tenant ever had, now has or shall hereafter have against Landlord. In consideration for Landlord’s agreement to accept the Surrender Space Tenant agrees to pay to Landlord a fee (the ‘Termination Fee”) in the amount of Fifty-Nine Thousand Two Hundred Eighty-One Dollars (59,281 which Termination Fee shall be due in immediately available funds immediately upon execution of this Agreement as a condition precedent to Landlord’s obligation to accept the Surrender Space. Notwithstanding anything to the contrary contained herein or in the Lease, Landlord and Tenant agree that as additional consideration for Landlord’s agreement to accept the Surrender Space, Tenant agrees to pay to Landlord the full installment of Minimum Rent, Adjusted Minimum Rent, additional rent and other charges payable by Tenant in connection with the Surrender Space due for the period up to and including January 15, 2001; any amounts so paid by Tenant (including any payments made in advance) shall not be refunded to Tenant after the Actual Surrender Date. Tenant acknowledges and agrees that the foregoing shall not serve to minimize or limit Tenant’s liability as a holdover Tenant in the event Tenant were to fail to tender possession of the Surrender Space to Landlord on or prior to the Requested Surrender Date.
     3. TERMINATION DATE. Notwithstanding anything to the contrary contained in the Lease, the date set forth in the Lease for the expiration of the term thereof with respect to the Growth Space is hereby modified so that the Termination Date therefor shall be May 31, 2004, which date shall be deemed the “Scheduled Surrendered Date” with respect to the Growth Space for all purposes under the Lease.

     4. MINIMUM RENT. The Lease is hereby amended to provide that the Minimum Rent, on an annual basis, shall be:
(i) ONE MILLION SIXTY-NINE THOUSAND FIVE HUNDRED FIFTY-SIX AND 70/100 DOLLARS ($1,069,556.70) for the period commencing on July 1, 1999 and ending on November 30, 1999, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY-NINE THOUSAND ONE HUNDRED TWENTY-NINE AND 73/100 DOLLARS ($89,129,73);
(ii) ONE MILLION ONE HUNDRED EIGHTY-THREE THOUSAND ONE HUNDRED SEVENTY-FIVE AND 46/100 DOLLARS ($1,183,175.46) for the period commencing on December 1, 1999 and ending on January 15, 2001, payable in advance on the first day of each calendar month in equal monthly installments of NINETY-EIGHT THOUSAND FIVE HUNDRED NINETY-SEVEN AND 96/100 DOLLARS ($98,597.96);
(iii) NINE HUNDRED EIGHTY THOUSAND FOUR HUNDRED THREE AND 72/100 DOLLARS ($980,403.72) for the period commencing on January 16, 2001 and ending on February 28, 2003 (which date shall be the Scheduled Surrender Date under the Fifth Amendment of Lease), payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY-ONE THOUSAND SEVEN HUNDRED AND 31/100 DOLLARS ($81,700.31);
(iv) NINE HUNDRED TWENTY-SEVEN THOUSAND NINE HUNDRED THREE AND 72/100 DOLLARS ($927,903.72) for the period commencing on March 1, 2003 and ending on June 30, 2003, payable in advance on the first day of each calendar month in equal monthly installments of SEVENTY-SEVEN THOUSAND THREE HUNDRED TWENTY-FIVE AND 31/100 DOLLARS ($77,325.31);
(v) NINE HUNDRED SEVENTY THOUSAND SEVEN HUNDRED SIXTY AND 76/100 DOLLARS ($970,760.76) for the period commencing on July 1, 2003 and ending on May 31, 2004, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY THOUSAND EIGHT HUNDRED NINETY-SIX AND 73/100 DOLLARS ($80,896.73); and

(vi) EIGHT HUNDRED FIFTY-SEVEN THOUSAND ONE HUNDRED FORTY-TWO AND 00/100 DOLLARS ($857,142.00) for the period commencing on June 1, 2004 and ending on July 31, 2006, payable in advance on the first day of each calendar month in equal monthly installments of SEVENTY-ONE THOUSAND FOUR HUNDRED TWENTY-EIGHT AND 50/100 DOLLARS ($71,428.50).
     5. DEMISED PREMISES LEASE AMENDMENT. Section 36.2 of the Lease shall be amended as follows:
(i) as of the Actual Surrender Date to provide that (a) the Demised Premises shall be deemed to contain a floor area of 46,024 square feet and (b) the Occupancy Percentage shall be 40.7%;
(ii) as of March 1, 2003 to provide that (a) the Demised Premises shall be deemed to contain a floor area of 43,524 square feet and (b) the Occupancy Percentage shall be 38.5%; and
(iii) as of June 1, 2004 to provide that (a) the Demised Premises shall be deemed to contain a floor area of 38,961 square feet and (b) the Occupancy Percentage shall be 34.4%.
     6. FIRST TAX YEAR. For purposes of computing the additional rent accruing after the Actual Surrender Date that is due Landlord under Section 36.4(1) of the Lease, the terms of the Lease shall continue in effect without modification hereby.
     7. FIRST OPERATING YEAR. For purposes of computing the additional rent accruing after the Actual Surrender Date that is due Landlord under Section 36.5(1) of the Lease, the terms of the Lease shall continue in effect without modification hereby.
     8. PARKING. As of the Actual Surrender Date, Tenant’s Allotted Parking referenced in Section 43.1 of the Lease shall be for one hundred forty-seven (147) cars.
     9. BROKERAGE. Tenant represents that it has had no dealings or communications with any real estate broker or agent in connection with this Seventh

Amendment of Lease, except Gale & Wentworth Real Estate Advisors, LLC. Tenant agrees to defend indemnify and hold Landlord, its affiliates and/or subsidiaries and the partners, directors, officers of Landlord and its affiliates and/or subsidiaries harmless from and against any and all costs, expenses or liability (including attorney’s fees, court costs and disbursements) for any commission or other compensation claimed by any broker or agent (except Gale & Wentworth Real Estate Advisors, LLC) with respect to this Seventh Amendment of Lease.
     10. CORPORATE AUTHORITY. Tenant represents that the undersigned officer of the Tenant corporation has been duly authorized on behalf of the Tenant corporation to enter into this Seventh Amendment of Lease in accordance with the terms, covenants and conditions set forth herein, and, upon Landlord’s request, Tenant shall deliver an appropriate certification by the Secretary of the Tenant corporation to the foregoing effect.
     11. LEASE RATIFICATION. Except as expressly amended by this Seventh Amendment of Lease, that certain letter agreement dated January 17, 2000, that certain Sixth Amendment of Lease dated September 28, 1999, that certain letter agreement dated June 15, 1998, that certain Fifth Amendment of Lease dated February 19, 1998, that certain Fourth Amendment of Lease dated December 12, 1996, that certain Third Amendment of Lease dated December 27, 1995, that certain Second Amendment of Lease dated November 27, 1990, that certain letter agreement dated July 31, 1986 and that certain First Amendment of Lease dated January 5, 1987, the Lease and all terms, covenants and conditions thereof, shall remain in full force and effect and are hereby in all respects ratified and confirmed.
     12. NON-BINDING DRAFT. The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this section is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute and accept this document. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully executed copy of this document or in some future writing signed by Landlord and Tenant.
     13. NO EXPANSION, PURCHASE OR CONTRACTION OPTIONS. As of the date hereof, (i) any rights of first offer, rights of first refusal, rights of first negotiation, purchase rights, contraction rights or any other expansion, contraction or purchase options, rights, privileges or opportunities (hereinafter collectively referred to as “Expansion Rights”) that Tenant may have under the Lease or otherwise shall be deemed without legal force, (ii) any exercise or attempted exercise of any Expansion Rights by Tenant shall be deemed ineffective and (iii) all of Landlord’s duties, liabilities, obligations, responsibilities and commitments incidental to such Expansion Rights shall be deemed null and void. The parties acknowledge and agree that this provision shall not affect the scheduled surrender of the Growth Space as described herein or the scheduled surrender of certain space totaling 2,500 rentable square feet as described in the Lease.
     14. NO ORAL CHANGES. This Seventh Amendment of Lease may not be changed orally, but only by a writing signed by both Landlord and Tenant.
     15. RELEASE. Tenant hereby waives, releases and forever discharges any claims which it may have against Landlord as a result of the surrender of the Surrender Space, except for claims or liabilities arising hereunder or under the Lease through the Requested Surrender Date. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any and all losses, claims or expenses relating to the occupancy by Tenant or its sublessee of the Surrender Space. This provision shall survive the surrender of the Surrender Space.
     16. NO DEFAULT. Tenant confirms that (i) Landlord has complied with all of its obligations contained in the Lease and (ii) no event has occurred and no condition exists which, with the passage of time or the giving of notice, or both, would constitute a default by Landlord under the Lease.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment of Lease to be executed on the day and year first written above.

Signed, sealed and delivered

WITNESSED BY:	LANDLORD:

5 INDEPENDENCE ASSOCIATES
LIMITED PARTNERSHIP

By: PW/MS OP SUBI, LLC
By: Gale & Wentworth, Real Estate Advisor, LLC

/s/ Marc Leonard Ripp	By:	/s/ Robert R. Mastie

NAME: MARC LEONARD RIPP		Name: Robert R. Mastie
(Please Print)		Title: Senior Vice President
ATTORNEY AT LAW
OF NEW JERSEY

ATTESTED BY:	AGENT FOR LANDLORD:

PW/MS MANAGEMENT CO., INC.

/s/ Marc Leonard Ripp	By:	/s/ Robert R. Mastie

NAME: MARC LEONARD RIPP		Name: Robert R. Mastie
(Please Print)		Title: Senior Vice President
ATTORNEY AT LAW
OF NEW JERSEY

APPLY CORPORATE SEAL HERE

ATTESTED BY:	TENANT:

TOTAL RESEARCH CORPORATION

/s/ Jane B. Giles	By:	/s/ Patti B. Hoffman

Name: Jane B. Giles		Name: Patti B. Hoffman
(Please Print)		Title: Chief Administration Officer
Title:

APPLY CORPORATE SEAL HERE

SCHEDULE A
Surrender Space

SCHEDULE
Growth Space
FIRST FLOOR PLAN
5 INDEPENDENCE WAY
PRINCETON, NJ

SIXTH AMENDMENT OF LEASE
     This SIXTH AMENDMENT OF LEASE is made as of the 28th day of September, 1999 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, (“Landlord”) having an address at PW/MS Management Co., Inc., c/o Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987, November 27, 1990, December 27, 1995, December 12, 1996 and February 19, 1998 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”), for a term ending on July 31, 2006 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and
     B. Tenant is desirous of increasing the size of the Demised Premises by the addition of 4,563 rentable square feet (“Growth Space”) on the first (1st) floor of the Building, as illustrated on Schedule A, attached hereto and made a part hereof.
     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:
     1. DEFINED TERMS. Except as specifically provided otherwise in this Sixth Amendment of Lease, all defined terms contained in this Sixth Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. GROWTH SPACE COMMENCEMENT DATE. The Demised Premises shall be deemed expanded to include the Growth Space on the earlier of (“Growth Space Commencement Date”) (i) the day Tenant occupies all or any part of the Growth Space or (ii) three (3) days after the date, as established by Landlord and communicated by Landlord to Tenant, on which Landlord has substantially completed the work described on (a) the Space Plan, attached hereto as Schedule B, and made a part hereof and (b) the Leasehold Improvement Specifications, attached hereto as Schedule B-1 and made a part hereof. If substantial completion of the work described on Schedules B and B-1 hereof is postponed by reason of any delays beyond the reasonable control of Landlord (including, but not limited to, delays caused by Tenant and extras and change orders requested by Tenant), then, the date by when Landlord shall have substantially completed such work shall be deemed to be the date, as determined by Landlord, by when such work would have been substantially completed but for those delays beyond the reasonable control of Landlord (including, but not limited to, delays caused by Tenant and extras and change orders requested by Tenant). As of the Growth Space Commencement Date, the attached Schedule A shall be added to and become a part of Exhibit A (Rental Plan) to the Lease. On or about the Growth Space Commencement Date, Landlord may deliver to Tenant a notice (“Growth Space Commencement Date Notice”) confirming, among other things, the inclusion of the Growth Space within the Demised Premises as of the Growth Space Commencement Date. If Tenant receives the Growth Space Commencement Date Notice, Tenant shall sign same and return it fully executed to Landlord within five (5) days after Tenant’s receipt thereof. Tenant’s failure to timely return a fully executed unamended original counterpart of the Growth Space

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Commencement Date Notice shall constitute Tenant’s express consent with and agreement to all the terms contained in the Growth Space Commencement Date Notice as prepared by Landlord.
     3. CONDITION OF GROWTH SPACE. As of the Growth Space Commencement Date, Tenant shall be deemed to have accepted the Growth Space in its then “as is” physical condition and state of repair. In that regard, Landlord shall have no obligation to do any work or perform any services with respect to the Growth Space or grant Tenant any construction allowance, except that Landlord, at its expense, shall once, using Building standard means, methods, materials and manpower, perform the work described on Schedules B and B-l. Tenant agrees that, as of the date hereof, Tenant owes Landlord $33,046.00 as additional rent. If Landlord performs any additional work or work differing from that shown on Schedules B and B-l, Tenant shall pay Landlord’s entire charge therefor as additional rent and upon Landlord’s demand. Tenant shall pay Landlord said $33,046.00 as additional rent in two (2) installments. The first (1st) installment of $11,015.00 shall be due as additional rent from Tenant to Landlord on the date hereof.
     The second (2nd) and final installment of $22,031.00 shall be due as additional rent from Tenant to Landlord on the date, established by Landlord, when the work described in Schedules B and B-l is substantially complete. If Tenant fails to pay Landlord the first (1st) of said two (2) installments when due, then, the second (2nd) and final installment shall be automatically accelerated and immediately due and payable at once. If less than all the work shown on Schedules B and B-l is performed, Tenant shall forever forfeit its entitlement to the unperformed work and waive and release Landlord from any claim for a credit associated with such unperformed work.
     4. MINIMUM RENT. The Lease shall be deemed amended to

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provide that the Minimum Rent, on an annual basis is:
(i) ONE MILLION SIXTY NINE THOUSAND FIVE HUNDRED FIFTY SIX AND 70/100 DOLLARS ($1,069,556.70) for the period commencing on July 1, 1999 and ending on the day immediately preceding the Growth Space Commencement Date, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND ONE HUNDRED TWENTY NINE AND 73/100 DOLLARS ($89,129.73);
(ii) ONE MILLION ONE HUNDRED EIGHTY THREE THOUSAND ONE HUNDRED SEVENTY FIVE AND 46/100 DOLLARS ($1,183,175.46) for the period commencing on the Growth Space Commencement Date and ending on February 28, 2003, payable in advance on the first day of each calendar month in equal monthly installments of NINETY EIGHT THOUSAND FIVE HUNDRED NINETY SEVEN AND 96/100 DOLLARS ($98,597.96);
(iii) If the Scheduled Surrender Date occurs on or before June 30, 2003, then
(a) for the period beginning on March 1, 2003 and ending on the day immediately preceding the Scheduled Surrender Date, the annual Minimum Rent shall be ONE MILLION ONE HUNDRED THIRTY THOUSAND SIX HUNDRED SEVENTY FIVE AND 46/100 DOLLARS ($1,130,675.46), payable in advance on the first day of each calendar month in equal monthly installments of NINETY FOUR THOUSAND TWO HUNDRED TWENTY TWO AND 96/100 DOLLARS ($94,222.96);
(b) for the period beginning on the Scheduled Surrender Date and ending on June 30, 2003, the annual Minimum Rent shall be ONE MILLION SEVENTEEN THOUSAND FIFTY SIX AND 70/100 DOLLARS ($1,017,056.70), payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY FOUR THOUSAND SEVEN HUNDRED FIFTY FOUR AND 73/100 DOLLARS ($84,754.73);
(c) for the period beginning on July 1, 2003 and ending on July 31, 2006, the annual Minimum Rent shall be ONE MILLION SEVENTY THOUSAND FIVE HUNDRED EIGHTY SIX AND 00/100 DOLLARS ($1,070,586.00), payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND TWO HUNDRED FIFTEEN AND 50/100 DOLLARS ($89,215.50);
(iv) If the Scheduled Surrender Date occurs after June 30, 2003, then
(a) for the period beginning on July 1, 2003 and ending on the day immediately preceding the Scheduled Surrender Date, the annual Minimum Rent shall be ONE MILLION ONE HUNDRED EIGHTY FOUR THOUSAND TWO HUNDRED FOUR AND 76/100 DOLLARS ($1,184,204.76), payable in advance on

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the first day of each calendar month in equal monthly installments of NINETY EIGHT THOUSAND SIX HUNDRED EIGHTY THREE AND 73/100 DOLLARS ($98,683.73); and
(b) for the period beginning on the Scheduled Surrender Date and ending on July 31, 2006, the annual Minimum Rent shall be ONE MILLION SEVENTY THOUSAND FIVE HUNDRED EIGHTY SIX AND 00/100 DOLLARS ($1,070,586.00), payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND TWO HUNDRED FIFTEEN AND 50/100 DOLLARS ($89,215.50).
     5. SIZE OF GROWTH SPACE. (A) Section 36.2 of the Lease shall be amended as of the date hereof to provide that, only for the period beginning on the Growth Space Commencement Date until the Actual Surrender Date [hereinafter defined in Paragraph 6. (B) hereof], (i) the Demised Premises shall be deemed to contain a floor area of 55,726. square feet and (ii) the occupancy Percentage shall be 49.21%. For the period beginning on the day following the Actual Surrender Date until July 31, 2006, Section 36.2 of the Lease shall be amended to provide that (a) the Demised Premises shall be deemed to contain a floor area of 51,163 square feet and (b) the Occupancy Percentage shall be 46%.
     (B) Notwithstanding anything contained to the contrary in subsection (A) hereof, on the day that the 2,500 rentable square foot unit is delivered, as required by Section 6 of that certain Fifth Amendment of Lease dated as of February 19, 1998 between Landlord and Tenant, (i) the floor area of the Demised Premises shall be deemed reduced by 2,500 square feet and (ii) the Occupancy Percentage shall be deemed reduced by 2.20%, which represents the quotient of 2,500 and 113,244.
     6. SURRENDER OF GROWTH SPACE. (A) The Scheduled Surrender Date shall mean the date falling forty-two (42) months after the Growth Space Commencement Date. If, however, (i) any sublease or other shared occupancy agreement encumbering all or any part of the Demised Premises as of the date hereof is extended, renewed,

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expanded or modified, or (ii) any assignee, subtenant or other user or tenant, who is not in occupancy of all or any part of the Demised Premises as of the date hereof, takes occupancy of all or any part of the Demised Premises after the date hereof, then, at Landlord’s sole option. Landlord may at any time change the definition of the Scheduled Surrender Date so that it means the date falling sixty (60) months, not forty-two (42) months, after the Growth Space Commencement Date. If Landlord so exercises its option described in the preceding sentence. Tenant shall be strictly bound by the changed definition of the Scheduled Surrender Date.
       (B) Tenant shall deliver the Growth Space to Landlord by the Scheduled Surrender Date in the same physical condition and state of repair that would apply to the Growth Space as if the Scheduled Surrender Date were the Termination Date. The earliest date after the Scheduled Surrender Date by when Tenant has delivered to Landlord the Growth Space in the physical condition and state of repair as required hereunder is hereinafter called the “Actual Surrender Date”. If the Actual Surrender Date fails to occur by the Scheduled Surrender Date, then, Tenant shall be deemed a holdover tenant at sufferance for the Growth Space and shall be liable to Landlord under Article 55 of the Lease as if the Scheduled Surrender Date were the Termination Date. As of the Actual Surrender Date, Exhibit A to the Lease shall be deemed to have excluded therefrom the Growth Space shown on Schedule A hereof. Nothing in this Sixth Amendment of Lease shall be deemed to constitute a release or discharge of Tenant with respect to any outstanding and unsatisfied obligation or liability, whether unbilled or calculated, accrued or incurred under the Lease, such as, but not limited to, Minimum Rent, Adjusted Minimum Rent, additional rent and other charges payable by Tenant in connection

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FIFTH AMENDMENT OF LEASE
     This FIFTH AMENDMENT OF LEASE is made as of the 19 day of February, 1998 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, (“Landlord”) having an address at PW/MS Management Co., Inc., c/o Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987, November 27, 1990, December 27, 1995 and December 12, 1996 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”), for a term ending on July 31, 2006 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and
     B. Tenant is desirous of increasing the size of the Demised Premises by the addition of 2,500 rentable square feet (“Additional Space”) on the first (1st) floor of the Building, as illustrated on Schedule A, attached hereto and made a part hereof.
     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:
     l. DEFINED TERMS. Except as specifically provided

otherwise in this Fifth Amendment of Lease, all defined terms contained in this Fifth Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. ADDITIONAL SPACE COMMENCEMENT DATE. The Demised Premises shall be deemed expanded to include the Additional Space on (“Additional Space Commencement Date”) March 1, 1998. As of the Additional Space Commencement Date, the attached Schedule A shall be added to and become a part of Exhibit A (Rental Plan) to the Lease. On or about the Additional Space Commencement Date, Landlord may deliver to Tenant a notice (“Additional Space Commencement Date Notice”) confirming, among other things, the inclusion of the Additional Space within the Demised Premises as of the Additional Space Commencement Date. If Tenant receives the Additional Space Commencement Date Notice, Tenant shall sign same and return it fully executed to Landlord within five (5) days after Tenant’s receipt thereof. Tenant’s failure to timely return a fully executed unamended original counterpart of the Additional Space Commencement Date Notice shall constitute Tenant’s express consent with and agreement to all the terms contained in the Additional Space Commencement Date Notice as prepared by Landlord.
     3. CONDITION OF ADDITIONAL SPACE. As of the Additional Space Commencement Date, Tenant shall be deemed to have accepted the Additional Space in its then “as is” physical condition and state of repair. In that regard, Landlord shall have no obligation to do any work or perform any services with respect to the Additional Space or grant Tenant any construction allowance, except that Landlord, at its expense, shall once, using Building standard means, methods, materials and manpower, (i) patch and paint those walls of the Demised Premises, as selected by landlord and (ii) clean areas of carpeting in the Demised Premises, as determined by Landlord.
     4. MINIMUM RENT. The Lease is hereby amended to provide that the Minimum Rent, on an annual basis, shall be:

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(i) SEVEN HUNDRED NINETY FIVE THOUSAND ONE HUNDRED FIFTY THREE AND 42/100 DOLLARS ($795,153.42) for the period commencing on July 1, 1996 and ending on February 28, 1998, payable in advance on the first day of each calendar month in equal monthly installments Of SIXTY SIX THOUSAND TWO HUNDRED SIXTY TWO AND 79/100 DOLLARS ($66,262.79);
(ii) EIGHT HUNDRED FORTY SEVEN THOUSAND SIX HUNDRED FIFTY THREE AND 42/100 DOLLARS ($847,653.42) for the period commencing on March 1, 1998 and ending on June 30, 1999, payable in advance on the first day of each calendar month in equal monthly installments of SEVENTY THOUSAND SIX HUNDRED THIRTY SEVEN AND 79/100 DOLLARS ($70,637.79);
(iii) ONE MILLION SIXTY NINE THOUSAND FIVE HUNDRED FIFTY SIX AND 70/100 DOLLARS ($1,069,556.70) for the period commencing on July 1, 1999 and ending on the last day of February in 2003, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND ONE HUNDRED TWENTY NINE AND 73/100 DOLLARS ($89,129.73);
(iv) ONE MILLION SEVENTEEN THOUSAND FIFTY SIX AND 70/100 DOLLARS ($1,017.056.70) for the period commencing on March 1, 2003 and ending on June 30, 2003, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY FOUR THOUSAND SEVEN HUNDRED FIFTY FOUR AND 73/100 DOLLARS ($84,754.73); and
(v) ONE MILLION SEVENTY THOUSAND FIVE HUNDRED EIGHTY SIX AND 00/100 DOLLARS ($1,070,586.00) for the period commencing on July 1, 2003 and ending on July 31, 2006, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND TWO HUNDRED FIFTEEN AND 50/100 DOLLARS ($89,215.50).
     5. SIZE OF ADDITIONAL SPACE. Section 36.2 of the Lease shall be amended as of the date hereof to provide that, only for the period beginning on the Additional Space Commencement Date until the Actual Surrender Date (hereinafter defined in Paragraph 6), (i) the Demised Premises shall be deemed to contain a floor area of 51,163 square feet and (ii) the Occupancy Percentage shall be 46%. For the period beginning on the day following the Actual Surrender Date until July 31, 2006, Section 36.2 of the Lease shall be amended to provide that (a) the Demised Premises shall be deemed to contain a floor area of 48,663 square feet and (b) the Occupancy Percentage shall be 43%.

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     6. SURRENDER OF ADDITIONAL SPACE. Tenant shall deliver the Additional Space to Landlord by January 31,2003 in the same physical condition and state of repair that would apply to the Additional Space as if January 31, 2003 were the Termination Date, January 31, 2003 is hereinafter referred to as the “Scheduled Surrender Date”. The earliest date after the Scheduled Surrender Date by when Tenant has delivered to Landlord the Additional Space in the physical condition and state of repair as required hereunder is hereinafter called the “Actual Surrender Date”, If the Actual Surrender Date fails to occur by the Scheduled Surrender Date, then, Tenant shall be deemed a holdover tenant at sufferance for the Additional Space and shall be liable to Landlord under Article 55 of the Lease as if the Scheduled Surrender Date were the Termination Date. As of the Actual surrender Date, Exhibit A to the Lease shall be deemed to have excluded therefrom the Additional Space. Nothing in this Fifth Amendment of Lease shall be deemed to constitute a release or discharge of Tenant with respect to any outstanding and unsatisfied obligation or liability, whether unbilled or calculated, accrued or incurred under the Lease, such as, but not limited to, Minimum Rent, Adjusted Minimum Rent, additional rent and other charges payable by Tenant in connection with the Additional Space, up to and including the Actual Surrender Date.
     7. PARKING. For the period commencing on the Additional Space Commencement Date and ending on the Scheduled Surrender Date, Tenant’s Allotted Parking referenced in Section 43.1 of the Lease shall be for one hundred sixty eight (168) cars.
     8. BROKERAGE. Tenant represents that it has had no dealings or communications with any real estate broker or agent in connection with this Fifth Amendment of Lease. Tenant agrees to defend indemnify and hold Landlord, its affiliates and/or subsidiaries and the partners, directors, officers of Landlord and its affiliates and/or subsidiaries harmless from and against any and all costs, expenses or liability (including attorney’s fees, court costs and disbursements) for any commission or other

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FOURTH AMENDMENT OF LEASE
     This FOURTH AMENDMENT OF LEASE is made as of the 12th day of December 1996 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o Bellemead Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Third Floor, Roseland, New Jersey 07068-3788 (hereinafter called “Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 0854Q (hereinafter called “Tenant”).
W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987, November 27, 1990 and December 27, 1995 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”); and
     B. Landlord and Tenant are desirous of amending the Lease in certain respects.
     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:
     1. DEFINED TERMS. Except as specifically provided otherwise in this Fourth Amendment of Lease, all defined terms contained in this Fourth Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. CREDIT DEMAND NOTICE. As of the date hereof, the date “December 31, 1996”, found on lines 3-4 of Paragraph 5.(A) to the Third Amendment of Lease dated as of December 27, 1995 between Landlord and Tenant, shall be deemed changed to “March 31, 1997”.

     3. CORPORATE AUTHORITY. Tenant represents that the undersigned officer of the Tenant corporation has been duly authorized on behalf of the Tenant corporation to enter into this Fourth Amendment of Lease in accordance with the terms, covenants and conditions set forth herein, and, upon Landlord’s request, Tenant shall deliver an appropriate certification by the Secretary of the Tenant corporation to the foregoing effect.
     4. LEASE RATIFICATION. Except as expressly amended by this Fourth Amendment of Lease, that certain Third Amendment of Lease dated December 27, 1995, that certain Second Amendment of Lease dated November 27, 1990, that certain letter agreement dated July 31, 1986 and that certain First Amendment of Lease dated January 5, 1987, the Lease, and all terms, covenants and conditions thereof, shall remain in full force and effect and is hereby in all respects ratified and confirmed.
     5. NO ORAL CHANGES. This Fourth Amendment of Lease may not be changed orally, but only by a writing signed by both Landlord and Tenant.
     6. NO DEFAULT. Tenant confirms that (i) Landlord has complied with all of its obligations contained in the Lease and (ii) no event has occurred and no condition exists which, with the passage of time or the giving of notice, or both, would constitute a default by Landlord under the Lease.

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THIRD AMENDMENT OF LEASE
     This THIRD AMENDMENT OF LEASE is made as of the 27th day of December, 1995 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o Bellemead Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Third Floor, Roseland, New Jersey 07068-3788 (hereinafter called “Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986, January 5, 1987 and November 27, 1990 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”), for a term ending on December 31, 1996 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and
     B. Tenant is desirous of (i) increasing the size of the Demised Premises by the addition of 19,401 rentable square feet (“Additional Space”) on the second (2nd) floor of the Building, as illustrated on Schedule A, attached hereto and made a part hereof, (ii) reducing the size of the Demised Premises by surrendering 8,278 rentable square feet (“Surrender Space”) on the third (3rd) floor of the Building, as illustrated on Schedule B, attached hereto and made a part hereof and (iii) extending the term so that it expires on the last day of the month in which month occurs the tenth (10th) anniversary of the Additional Space Commencement Date (hereinafter defined in Paragraph 2).

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:
     1. DEFINED TERMS. Except as specifically provided otherwise in this Third Amendment of Lease, all defined terms contained in this Third Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. ADDITIONAL SPACE COMMENCEMENT DATE. The Demised Premises shall be deemed expanded to include the Additional Space on the earlier of (“Additional Space Commencement Date”) (i) the date Tenant takes possession of all or any part of the Additional Space or (ii) the date by when the work described in Paragraph 3 hereof is substantially completed by Landlord. If the date referred to in subsection (ii) of this Paragraph occurs prior to July 1, 1996 and Tenant does not take possession of all or any part of the Additional Space prior to the date referred to in subsection (ii) of this Paragraph, then, notwithstanding the first sentence of this Paragraph, the Additional Space Commencement Date shall be July 1, 1996. The work described in Paragraph 3 hereof shall be deemed substantially completed by Landlord on the date by when both of the following conditions have been met: (a) Landlord has procured, if required, a temporary or permanent certificate of occupancy, permitting occupancy of the Additional Space by Tenant and (b) the Landlord’s architect shall determine that Landlord has substantially performed the work described in Paragraph 3 hereof. Substantial completion by Landlord of the work described in Paragraph 3 hereof shall be deemed to have occurred even though minor details of work remain to be done, provided such details do not materially interfere with the Tenant’s use of the Additional Space. As of the Additional Space Commencement Date, the attached Schedule A shall be added to and become a part of Exhibit A (Rental Plan) to the Lease. On or about the Additional Space Commencement Date, Landlord may deliver to Tenant a notice (“Additional Space Commencement Date Notice”) confirming, among other things, the inclusion of Additional Space within the Demised Premises as of the

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Termination Date. The earliest date after the Requested Surrender Date by when Tenant has delivered to Landlord the Surrender Space in the physical condition and state of repair as required hereunder is hereinafter called the “Actual Surrender Date”. If the Actual Surrender Date fails to occur by the Requested Surrender Date, then, Tenant shall be deemed a holdover tenant for the Surrender Space and shall be liable to Landlord under Article 55 of the Lease as if June 30, 1996 were the Termination Date. As of the Actual Surrender Date, Exhibit A (Rental Plan) to the Lease shall be deemed to have excluded therefrom the Surrender Space, Nothing in this Paragraph shall be deemed to constitute a release or discharge of Tenant with respect to any outstanding and unsatisfied obligation or liability, whether unbilled or calculated, accrued or incurred under the Lease, such as, but not limited to, Minimum Rent, Adjusted Minimum Rent, additional rent and other charges payable by Tenant in connection with the Surrender Space, up to and including the Actual Surrender Date.
     8. TERMINATION DATE. Notwithstanding anything to the contrary contained in the Lease, the date set forth in the Lease for the expiration of the term thereof is hereby modified so that the Termination Date shall be the last day of the month in which month occurs the tenth (10th) anniversary of the Additional Space Commencement Date.
     9. MINIMUM RENT. The Lease is hereby amended to provide that the Minimum Rent, on an annual basis, shall be:
(i) SEVEN HUNDRED NINETY FIVE THOUSAND ONE HUNDRED FIFTY THREE AND 42/100 DOLLARS ($795,153.42) for the period commencing on the Additional Space Commencement Date and ending on the third (3rd) anniversary of the Additional Space Commencement Date, payable in advance on the first day of each calendar month in equal monthly installments of SIXTY SIX THOUSAND TWO HUNDRED SIXTY TWO AND 79/100 DOLLARS ($66,262,79);
(ii) ONE MILLION SEVENTEEN THOUSAND FIFTY SIX AND 70/100 DOLLARS ($1,017,056.70) for the period commencing on the day immediately following the third (3rd) anniversary of the Additional Space Commencement Date and ending on the seventh (7th) anniversary of the Additional Space Commencement Date, payable in advance on the first day of each calendar

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month in equal monthly installments of EIGHTY FOUR THOUSAND SEVEN HUNDRED FIFTY FOUR AND 73/100 DOLLARS ($84,754.73); and
(iii) ONE MILLION SEVENTY THOUSAND FIVE HUNDRED EIGHTY SIX AND 00/100 DOLLARS ($1,070,586.00) for the period commencing on the day immediately following the seventh (7th) anniversary of the Additional Space Commencement Date and ending on the Termination Date, payable in advance on the first day of each calendar month in equal monthly installments of EIGHTY NINE THOUSAND TWO HUNDRED FIFTEEN AND 50/100 DOLLARS ($89,215.50).
     10. ADDITIONAL SPACE LEASE AMENDMENT. Section 36.2 of the Lease shall be amended as of the Additional Space Commencement Date to provide that (i) the Demised Premises shall be deemed to contain a floor area of 48,663 square feet and (ii) the Occupancy Percentage shall be 43%. If, however, the Actual Surrender Date does not occur by the Additional Space Commencement Date, then, (a) for the period beginning on the Additional Space Commencement Date and ending on the day prior to the Actual Surrender Date, Section 36.2 of the Lease shall be amended to provide that (A) the Demised Premises shall be deemed to contain a floor area of 56,941 square feet and (B) the Occupancy Percentage shall be 50.3% and (b) for the period beginning on and at all times after the Actual Surrender Date, Section 36.2 of the Lease shall be amended as set forth in the first sentence of this Paragraph.
     11. FIRST TAX YEAR. For purposes of computing the additional rent accruing after the Additional Space Commencement Date that is due Landlord under Section 36.4(1) of the Lease, as of the Additional Space Commencement Date, (A) Section 36.1(4) of the Lease shall be deleted and replaced with the following new Section 36.1(4): “The First Tax Year shall mean the calendar year ending December 31, 1996. Tax Year shall mean any calendar year thereafter;” and (B) Section 36.1(2) of the Lease shall be deleted and replaced with the following new Section 36.1(2): “The Base Tax Rate shall mean the real estate tax rate in effect on the date of the Third Amendment of Lease;”
     12. FIRST OPERATION YEAR. For purposes of computing the additional rent accruing after the Additional Space Commencement

9

SECOND AMENDMENT OF LEASE
     This SECOND AMENDMENT OF LEASE is made as of the 27th day of November, 1990 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o Bellemead Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Roseland, New Jersey 07068 (hereinafter called “Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986 and January 5, 1987 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”), for a term ending on December 31, 1991 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law;
     B. Tenant is desirous of increasing the size of the Demised Premises by the addition of some 5,278 rentable square feet (“Additional Space I”) on the third (3rd) floor of the Building as illustrated on Schedule A, attached hereto and made a part hereof;
     C. Tenant is also desirous of further increasing the size of the Demised Premises by the addition of some 3,000 rentable square feet (“Additional Space II”) on the third (3rd) floor of the Building as illustrated on Schedule B, attached hereto and made a part hereof; and
     D. The parties desire to amend the Lease in certain other respects.
     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:

     1. All defined terms contained in this First Amendment of Lease, shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.
     2. The Demised Premises shall be deemed expanded to include Additional Space I on the date occurring five (5) days after Landlord sends Tenant a notice stating that Additional Space I is free of any occupants (the date occurring five (5) days after Landlord sends Tenant said notice is hereinafter referred to as “Additional Space I Commencement Date*”). As of the Additional Space I Commencement Date, the attached Schedule A shall be added to and become a part of Exhibit A to the Lease. On or about the Additional Space I Commencement Date, Landlord shall deliver to Tenant a notice (“Additional Space I Commencement Date Notice”) confirming, among other things, the inclusion of Additional Space I within the Demised Premises as of the Additional Space I Commencement Date. Tenant shall acknowledge receipt of the Additional Space I Commencement Date Notice by signing a copy of same and returning it to Landlord within five (5) days after Tenant’s receipt thereof.
     3. The Demised Premises shall be deemed further expanded to include Additional Space II on February 1, 1992 (hereinafter referred to as “Additional Space II Commencement Date”). As of the Additional Space II Commencement Date, the attached Schedule B shall be added to and become a part of Exhibit A to the Lease. On or about the Additional Space II Commencement Date, Landlord shall deliver to Tenant a notice (“Additional Space II Commencement Date Notice”) confirming, among other things, the inclusion of Additional Space II within the Demised Premises as of the Additional Space II Commencement Date. Tenant shall acknowledge receipt of the Additional Space II Commencement Date Notice by signing a copy of same and returning it to Landlord within five (5) days after Tenant’s receipt thereof.
     4. Notwithstanding anything to the contrary contained in the Lease, the date set forth in the Lease for the expiration of the term thereof is hereby modified so that the Termination Date shall be December 31, 1996.

*	Which shall not be before April 1, 1991

2

SECOND AMENDMENT OF LEASE
     This SECOND AMENDMENT OF LEASE is made as of the 27th day of November, 1990 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o Bellemead Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Roseland, New Jersey 07068 (hereinafter called “Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an office at 5 Independence Way, Princeton, New Jersey 08540 (hereinafter called “Tenant”).
     W I T N E S S E T H :
     WHEREAS:
     A. Bellemead Development Corporation, predecessor-in-interest to Landlord, and Tenant heretofore entered into a certain lease dated December 2, 1985, as amended on July 31, 1986 and January 5, 1987 (said lease as it was or may hereafter be amended is hereinafter called the “Lease”) with respect to a portion (“Demised Premises”) of the building known as 5 Independence Way, Princeton, New Jersey (“Building”) , for a term ending on December 31, 1991 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law;
     B. Tenant is desirous of increasing the size of the Demised Premises by the addition of some 5,278 rentable square feet (“Additional Space I”) on the third (3rd) floor of the Building as illustrated on Schedule A, attached hereto and made a part hereof;
     C. Tenant is also desirous of further increasing the size of the Demised Premises by the addition of some 3,000 rentable square feet (“Additional Space II”) on the third (3rd) floor of the Building as illustrated on Schedule B, attached hereto and made a part hereof; and
     D. The parties desire to amend the Lease in certain other respects.
     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto modify the Lease as follows:

     5. The Lease is hereby amended to provide that the Minimum Rent, on an annual basis, shall be:
(i) FIVE HUNDRED TWENTY SIX THOUSAND SEVEN HUNDRED SIXTEEN AND 00/100 DOLLARS
($526,716.00) for the period commencing on January 1, 1988 and ending one (1) day prior to the date occurring four (4) months after the Additional Space I Commencement Date, payable in advance on the first day of each calendar month in equal monthly installments of FORTY THREE THOUSAND EIGHT HUNDRED NINETY THREE AND 00/10 DOLLARS ($43,893.00);
(ii) SIX HUNDRED TWENTY ONE THOUSAND SEVEN HUNDRED TWENTY AND 00/100 DOLLARS ($621,720.00) for the period commencing on the date occurring four (4) months after the Additional Space I Commencement Date and ending one (1) day prior to the Additional Space II Commencement Date, payable in advance on the first day of each calendar month in equal monthly installments of FIFTY ONE THOUSAND EIGHT HUNDRED TEN AND 00/100 DOLLARS ($51,810.00); and
(iii) SIX HUNDRED SEVENTY FIVE THOUSAND SEVEN HUNDRED TWENTY AND 00/100 DOLLARS ($675,720.00) for the period commencing on the Additional Space II Commencement Date and ending on the Termination Date, payable in advance on the first day of each calendar month in equal monthly installments of FIFTY SIX THOUSAND THREE HUNDRED TEN AND 00/100 DOLLARS ($56,310.00).
     6. Section 36.2 of the Lease shall be amended as of the Additional Space I Commencement Date to provide that (i) the Demised Premises shall be deemed to contain a floor area of 34,540 square feet and (ii) the Occupancy Percentage shall be 30.5 percent.
     7. Section 36.2 of the Lease shall be further amended as of the Additional Space II Commencement Date to provide that (i) the Demised Premises shall be deemed to contain a floor area of 37,540 square feet and (ii) the Occupancy Percentage shall be 33.15 percent.
     8. As of the date hereof, delete from Section 57.1 of the Lease the phrase “with a copy to: Sanford Grossman, Esq., Simpson, Thacher & Bartlett, one Battery Park Plaza, New York, New York 10004”.
     9. As of the date hereof, Article 60 shall be deleted from the Lease.
     10. If, on the date hereof, Landlord receives from Tenant security in the form of (y) $100,000.00 cash or (z) a $100,000.00

3

FIRST AMENDMENT OF LEASE
     THIS AGREEMENT is made this 5th day of January, 1987 between 5 INDEPENDENCE ASSOCIATES LIMITED PARTNERSHIP, a New Jersey limited partnership, having an address c/o Bellemead, 4 Becker Farm Road, Roseland, New Jersey 07068 (“Landlord”) and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an address at 5 Independence Way, Princeton, New Jersey 08540 (“Tenant”).
INTRODUCTION
     Landlord and Tenant have previously entered into a certain Agreement of Lease with Rider to Lease dated December 2, 1985
(the “Lease”) for a portion of the fourth (4th) floor (the “Demised Premises”) in the building located at 5 Independence Way, Princeton, New Jersey 08540 (“Building”).
     Tenant is desirous of increasing the size of the Demised Premises by the addition of some 12,262 square feet on the fourth (4th) floor (“Additional Space”) as illustrated on Exhibit A attached hereto and made a part hereof. The parties hereto desire to modify the Lease in certain respects.
AGREEMENT
     Landlord and Tenant hereby agree as follows:
     1. The Demised Premises shall include the Additional Space on a date (“Additional Space Commencement Date”) which shall be the day when either (i) Substantial Completion (as defined in Section 37.1 of the Rider to Lease) of the Additional Space occurs or (ii) Tenant or anyone claiming’ under or through Tenant first occupies the Additional Space for the conduct of its business, whichever occurs earlier.

31, 1991 (“Termination Date”).
     3. The Additional Space shall be completed and prepared for Tenant’s occupancy in the manner, and subject to the terms, conditions and covenants set forth on Exhibit B. attached hereto and made a part hereof. The services, materials and work to be so furnished, installed and performed in the Additional Space by Landlord are hereinafter referred to as “Tenant’s Work”.
     4. In connection with Tenant’s Work, Tenant shall prepare a final plan or final set of plans and specifications (“Final Plan”) which shall contain complete information and dimensions necessary for the construction and finishing of the Additional Space and for the engineering in connection therewith.
     5. Landlord shall grant Tenant an allowance in the amount of Six and 00/100 Dollars ($6.00) per useable square foot contained within the Additional Space less TWENTY TWO THOUSAND FIVE HUNDRED FIFTY FOUR AND 00/100 DOLLARS ($22,554.00) pursuant to that certain letter agreement between Landlord and Tenant dated October 16, 1986 said allowance shall be applied in reduction of Tenant’s obligation to pay Landlord all costs and expenses incurred by Landlord in performing Tenant’s “extra work” (defined in Paragraph E.1. of Exhibit B). The difference between the cost of Tenant’s Work and said allowance plus an additional $2.50 per useable square foot shall be paid by Landlord to Tenant to be applied toward moving, decorating and telephone installation, and shall be reimbursed to Tenant by Landlord within thirty (30) days following the Additional Space Commencement Date.
     6. The Agreement of Lease is hereby amended to provide that Tenant shall pay to Landlord an annual minimum rent (“Minimum Rent”) at the rate of FIVE HUNDRED TWENTY SIX THOUSAND SEVEN HUNDRED SIXTEEN AND 00/100 DOLLARS ($526,716.00), payable in advance in equal monthly installments of FORTY THREE THOUSAND EIGHT HUNDRED NINETY THREE AND 00/100 DOLLARS ($43,893.00).
     7. Article 37.3 of the Rider to Lease is hereby amended to provide that the Rent Commencement Date shall be January 1, 1988.
     8. Article 36.2 of the Rider to Lease shall be deemed as of the Additional Space Commencement Date to provide that (i) the

29,262 square feet, and (ii); the Occupancy percentage shall be 26 percent.
     9. The first sentence of Article 33 is hereby deleted and the following shall be deemed inserted as the new first sentence of Article 33: “Tenant has deposited with Landlord the sum of $87,786.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease:”
     10. The first sentence of Article 64.1 is hereby deleted and the following shall be deemed inserted as the new first sentence of Article 64.1: “Tenant, in lieu of cash, may deliver to Landlord an irrevocable negotiable Letter of Credit (the “Letter of Credit”) issued by and drawn on a bank or trust company in form and content reasonably acceptable to Landlord for the account of Landlord, in the amount of $87,786.00.”
     11. The following Article 65 shall hereby be added to the Rider of Lease:
          65. ADDITIONAL SECURITY
          65.1 Supplementing the requirements of paragraph 33 of the Printed Portion of this Lease and Section 64.1 of the Rider to Lease, Tenant shall deposit with Landlord no later than February 1, 1987 an additional sum in the amount of $131,689.00 as further security (“Additional Security”) for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease.
          65.2 Tenant, in lieu of cash, may deliver to Landlord an irrevocable negotiable Letter of Credit (“Letter of Credit for Additional Security”) issued by and drawn on a bank or trust company in form and content reasonably acceptable to Landlord for the account of Landlord, in the amount of $131,689.00. The Letter of Credit for Additional Security shall be for one year and shall be renewed by Tenant each and every year until the termination of this Lease. Each renewal shall be delivered to Landlord not less than 60 days before the expiration of the then current Letter of Credit for Additional Security. Failure to deliver such new Letter of Credit for Additional Security on or before said date shall be a material breach of this Lease and Landlord shall have the right, among other remedies provided hereunder, to present for payment the existing Letter of Credit for Additional Security.
          65.3 At Tenant’s election, Tenant may, in lieu of delivering $131,689.00 or the Letter of Credit for Additional Security, furnish Landlord no later than December 7, 1986 a personal guarantee in form satisfactory to Landlord (“Personal Guarantee”) executed individually by the President and Chief Executive Officer of Tenant (“Guarantor”) as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease.

STANDARD FORM OF OFFICE LEASE
AGREEMENT OF LEASE, made as of this 2nd day of December 1985, between BELLEMEAD DEVELOPMENT CORPORATION, a Delaware corporation, having an office at 4 Becker Farm Road, Roseland, New Jersey 07068 (the “Landlord”), and TOTAL RESEARCH CORPORATION, a New Jersey corporation, having an address at 352 Wall Street, Princeton, New Jersey 08540 (the “Tenant”).
WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord a portion of the fourth floor of a certain office building located at 5 Independence Way, Princeton, New Jersey (the “Premises” or “Demised Premises”), more particularly shown upon the Rental Plan annexed hereto and made a part thereof as Exhibit “A,” for a term commencing and terminating as set forth in Article 37 of the Rider to Lease.
          The annual minimum rent (the “Minimum Rent”) for the Premises shall be Three Hundred Six Thousand Dollars ($306,000.00) payable monthly in advance in equal installments of Twenty-Five Thousand Five Hundred Dollars ($25,500.00) on the first day of each calendar month during the term of this lease. Rent for any partial month at the commencement or termination of the term of this Lease shall be appropriately prorated.
          Installments of Minimum Rent payable hereunder shall be paid at the office of Landlord or at such other place as Landlord may designate from time to time by written notice to Tenant hereunder.

RIDER TO LEASE
          Dated: December 5, 1985

LANDLORD:	BELLEMEAD DEVELOPMENT CORPORATION

TENANT:	TOTAL RESEARCH CORPORATION

PREMISES:	A portion of the fourth floor
5 Independence Way
Princeton, New Jersey
          36. DEFINITIONS; DEMISED PREMISES; ADJUSTED MINIMUM RENT
          36.1 Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:
          (1) Assessed Valuation shall mean the assessed valuation of the Real Estate for the First Tax Year, as such assessed valuation is or may be ultimately determined by final administrative or judicial proceedings, or by abatement by an appropriate taxing authority;
          (2) Base Tax Rate shall mean the real estate tax rate in effect on the date of this Lease;
          (3) First Operating Year shall mean the calendar year ending December 31, 1986. Operating Year shall mean any calendar year thereafter;
          (4) First Tax Year shall mean the calendar year in which the Building is assessed as a completed building. Tax Year shall mean any calendar year thereafter;
          (5) Land shall mean the land described in Exhibit C to this Lease;
          (6) Occupancy Percentage shall mean the percentage of Tenant’s occupancy of the entire Building;
          (7) Real Estate Tax Base shall mean the amount determined by multiplying the Assessed Valuation by the Base Tax Rate;
          (8) Taxes shall mean all real estate taxes, charges and assessments imposed upon the Land, Building and other improvements thereon (collectively, the “Real Estate”). If and to the extent that due to change in the method of taxation or assessment, any franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be substituted in whole or in part for the current ad valorem Taxes now or hereafter imposed upon the Real Estate, such franchise, capital stock, capital gains, rent, income, profit or other tax or charge shall be deemed included in the term “Taxes” for the purposes of this Article;
          36.2 The Demised Premises shall be deemed to contain a floor area of 17,000 square feet and the building of which the Demised Premises form a part (“Building”) shall be deemed to contain a total floor area of 113,244 square feet. Tenant’s Occupancy Percentage shall be 15.0 percent. Landlord represents that of the 17,000 rentable square feet, 14,500 square feet will be usable by Tenant. Of the total floor area, (113,244 square feet) the Building contains 96,574 usable square feet. The

6, 1985, and (ii) the Plans shall have been approved by December 16, 1985 (the “Estimated Commencement Date”). Notwithstanding the above, the commencement date (“Commencement Date”) as defined, fixed and ascertained in this Article shall be the date upon which the work required to be performed by the Landlord pursuant to the Work Letter attached hereto as Exhibit “B” (the “Work”), shall be substantially completed. The Work shall be deemed to be substantially completed (“Substantial Completion”) for all purposes hereunder, on the earlier of the date upon which:
          A. (i) Landlord has procured a temporary or permanent Certificate of Occupancy, permitting occupancy of the Demised Premises, by the Tenant; and (ii) the Landlord’s architects shall have certified that Landlord has substantially performed the Work. Substantial Completion shall be deemed to have occurred even though minor details of work remain to be done, provided such details do not materially interfere with the Tenant’s use of the Demised Premises,
or
          B. Tenant shall have taken possession of all or any part of the Demised Premises.
          37.2 On or after determination of the Commencement Date as above provided. Landlord shall deliver to Tenant a notice (“Commencement Date Notice”) fixing the Commencement Date and termination date which shall be a date five (5) years and seven (7) months after the Commencement Date (“Termination Date”).
          37.3 The date upon which Tenant’s obligation for the payment of the Minimum Rent and Adjusted Minimum Rent hereunder shall commence (“Rent Commencement Date”) shall be deemed to be nineteen months after the Commencement Date.
          37.4 If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations of its equipment, fixtures and furnishings. Landlord shall have no liability or obligation for the care or preservation of Tenant’s property.
          37.5 Landlord agrees to provide access to the telephone company during the course of construction, to permit Tenant’s installations of telephones. However, the parties agree that the failure of the telephone company to complete the telephone installation and to provide service shall not delay or defer the determination of the Commencement Date or the Rent Commencement Date and the obligation of tenant to pay rent therefrom.
          37.6 Anything contained in this Article 37 to the contrary notwithstanding, if for any reason the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect; the Commencement Date shall be postponed until substantial completion has occurred and the Rent Commencement Date shall be postponed for a like number of days. The Termination Date shall be adjusted to provide the full term set forth in Section 37.2 hereinabove. Anything contained in this Article 37 to the contrary notwithstanding. Landlord agrees that in the event the Demised Premises are not substantially complete on or prior to the “Outside Date” as hereinafter defined Tenant shall have the option to terminate and cancel this Lease, provided, however, that Tenant shall have served written notice of its election under this

Article to cancel and terminate the Lease within five (5) days following said Outside Date. For purposes of this Article, Outside Date shall be defined as May 1, 1986, subject to an extension for any delays which are attributable to Tenant, its agents, or its employees. If Tenant shall fail to deliver notice to terminate and cancel this Lease, this lease shall remain in full force and effect. The rights granted to Tenant in this paragraph to terminate the Lease are conditioned upon Tenant’s execution of the Lease by December 27, 1985 and delivery of the Plans to Landlord by December 16, 1985.
          38. LANDLORD’S WORK; LANDLORD’S WORK LETTER
          38.1 Annexed hereto as Exhibit “B” and made a part hereof is Landlord’s work letter (the “Work Letter”). Tenant agrees that it shall either approve Landlord’s drawings or provide to Landlord on or before the 16th day of December, 1985, such drawings and specifications (the “Plans”), a preliminary version of which is attached hereto as Exhibit “F”, required by Landlord for Tenant’s layout, partitioning, electrical, reflecting ceiling and other installations for the approval and acceptance of Landlord. Landlord shall furnish and install in accordance with such Plans, so much of the work required by Tenant by the above Plans as allowed by Landlord’s Work Letter, and attached itemized list in Exhibit G (the “Item List”) at no additional cost to Tenant. To the extent Tenant’s final drawings require work, the cost of which is not in excess of 104% of the cost contemplated by the Work Letter or the Item List, such work shall be reduced to an “Extra or Change Order” to be executed by both Landlord and Tenant, which shall indicate the work required, the cost thereof, and the additional time required, if any, for completion. Tenant shall be responsible for any delays in completing the Demised Premises by reason of Tenant’s failure to furnish Landlord with the requisite approvals and drawings.
          38.2 Anything contained in this Article 38 and the Work Letter to the contrary notwithstanding, Landlord agrees to credit (the “Relocation Credit”) towards the cost of relocation expenses an amount equal to $5,000. The Relocation Credit shall only be applicable towards the cost of relocation expenses and Landlord shall remit to Tenant an amount equal to the Relocation Credit within thirty (30) days after the Commencement Date.
          39. HEATING, AIR-CONDITIONING AND VENTILATION; LEGAL HOLIDAYS; “AFTER HOURS”
          39.1 Notwithstanding the provisions of subsections (b) and (e) of Article 28 of this Lease, but subject to all of the other terms, covenants and conditions of said Article 28, Landlord shall provide and furnish appropriate heat, air-conditioning, or ventilation to the Demised Premises between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday, other than Legal Holidays (which are listed on Exhibit “E”), attached to this Lease.
          39.2 At all other times not otherwise provided for in Section 39.1 above. Landlord agrees that it shall, upon prior written request from Tenant, provide after-hours air-conditioning, ventilation or heating, as the case may be, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to $75.00 per hour for providing heat, and $75.00 per hour for providing air-conditioning, that being intended to cover

Year. Thereafter, if for any subsequent Lease year the average tenant occupancy of the Building is below ninety-five (95%), the Building Operating Costs for any such year shall be adjusted by Landlord to the amount that such Building Operating Costs would have been if the average tenant occupancy during that year had been ninety-five (95%) percent.
          36.6 If, pursuant to any Tax Statement or Operating Statement showing Taxes or Building Operating Costs for any year subsequent to the First Tax Year or First Operating Year, respectively, there shall be an additional amount payable or a refund due with respect to Taxes and/or Building Operating Costs for the period covered by such statement(s), the amount payable by the Tenant to the Landlord as additional rent or the amount due to the Tenant as a refund, shall be calculated and paid accordingly. If such calculation takes place and/or any payment in connection therewith becomes payable after the expiration of the term of this Lease, this provision shall be deemed to Have survived such expiration. However, it is agreed by the parties that any refund shall not in any way operate to reduce the Minimum Rent.
          36.7 Any increase in additional rent under this Article shall be prorated for the final Operating Year if such Operating Year covers a period of less than twelve (12) full months. Tenant’s obligation to pay additional rent under this Article for the final Operating Year shall survive the expiration of the term of this Lease.
          36.8. In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant) shall become overdue for 15 days beyond the date on which they are due and payable as provided in this Lease*, then a delinquency service charge equal to four percent of the amount overdue shall become immediately due and payable to Landlord as liquidated damages for Tenants’ failure to make prompt payment. Further, such delinquency service charge shall be payable on the first day of the month next succeeding the month during which such late charges become payable as additional rent, together with interest on the amounts overdue from the date on which they became due and payable. In the event of nonpayment of any delinquency service charges and interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law in the case of nonpayment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant’s obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this Section 36.8 in any instance thereafter occurring. The provisions of this Section 36.8 shall not be construed in any way to extend any notice period provided for in this Lease.
          37. COMMENCEMENT OF TERM; ESTIMATED COMMENCEMENT DATE; COMMENCEMENT DATE AND TERMINATION DATE; RENT COMMENCEMENT DATE
          37.1 The parties intend that the Lease shall commence on or about March 1, 1986 provided that the following shall have occurred: (i) Tenant shall have executed this Lease by December

*	More than once in any 12 month period